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                                                                   Exhibit 10.42

                    FIRST AMENDMENT TO SUBSTITUTION AGREEMENT

         THIS FIRST AMENDMENT TO SUBSTITUTION AGREEMENT (this "Amendment") is made as of December 28, 2001 by and among GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation (together with its successors and assigns, "FFC"), successor by merger to (i) Franchise Finance Corporation of America ("Franchise Finance"), as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 (the "Servicing Agreement") between Franchise Finance and Wamu (as defined below), (ii) FFCA Funding Corporation ("FFCA Funding"), and (iii) FFCA Acquisition Corporation ("FFCA Acquisition"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, WASHINGTON MUTUAL BANK, FA (together with its successors and assigns, "Wamu"), whose address is c/o GE Capital Franchise Finance Corporation, 17207 North Perimeter Drive, Scottsdale, Arizona 85255, DAPPER PROPERTIES I, LLC, a Delaware limited liability company (together with its successors and assigns, "Dapper I"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER I, LLC, a Delaware limited liability company (together with its successors and assigns, "Remainderman I"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DAPPER PROPERTIES II, LLC, a Delaware limited liability company (together with its successors and assigns, "Dapper II"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER II, LLC, a Delaware limited liability company (together with its successors and assigns, "Remainderman II"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DAPPER PROPERTIES III, LLC, a Delaware limited liability company (together with its successors and assigns, "Dapper III"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, AUTOPAR REMAINDER III, LLC, a Delaware limited liability company (together with its successors and assigns, "Remainderman III"), whose address is c/o U.S. Realty Advisors LLC, 1370 Avenue of the Americas, New York, New York 10019, DISCOUNT AUTO PARTS, INC., a Florida corporation (together with its successors and assigns, "Discount"), whose address is c/o Advance Stores Company, Incorporated, 5673 Airport Road, Roanoke, Virginia 24012, ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (together with its successors and assigns, "Advance"), whose address is 5673 Airport Road, Roanoke, Virginia 24012 and WESTERN AUTO SUPPLY COMPANY, a Delaware corporation (together with its successors and assigns, "Western Auto"), whose address is c/o 5673 Airport Road, Roanoke, Virginia 24012.

                             PRELIMINARY STATEMENTS

         FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance entered into that certain Substitution Agreement (the "Substitution Agreement") dated as of November 28, 2001, pursuant to which (i) Dapper I,


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Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman
III, Discount and Advance agreed to effect the substitution and simultaneous like-kind exchange (such exchange to qualify under Section 1031 of the Tax Code) of the Replaced Properties with the Substitute Properties under the Master Leases; and (ii) Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu agreed to effect the substitution of the Replaced Properties with the Substitute Properties under the Loan Documents (collectively, the "Substitution Transaction"). Initially capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Loan Agreement.

         The parties desire to amend the Substitution Agreement as set forth in this Amendment.

                                    AGREEMENT

         1. Joinder. Western Auto hereby joins as a party to the Substitution Agreement, and each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance acknowledge and consent to such joinder by Western Auto. Western Auto's desire to join as a party to the Substitution Agreement is evidenced by its execution and delivery of this Amendment, and Western Auto shall be deemed to be a party to the Substitution Agreement for all purposes as if Western Auto were included as a party to the Substitution Agreement as of the date of the Substitution Agreement.

         2.       Amendment.  The Substitution Agreement is amended as follows:

                  (a) Western Auto Supply Company, a Delaware corporation ("Western Auto"), shall be added to the first paragraph of the Substitution Agreement as a party to the Substitution Agreement.

                  (b) The definition of "Counsel" set forth in Section 1 of the Substitution Agreement is amended and restated to read as follows:

                           "Counsel" means legal counsel to Dapper I,
                  Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Advance and Western Auto, licensed in the states in which (i) the Premises are located, (ii) Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Advance and Western Auto are incorporated or formed, and (iii) Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Advance and Western Auto maintain their chief executive offices.

                  (c) The definition of "Dapper I Guaranty" set forth in Section 1 of the Substitution Agreement is amended and restated to read as follows:

                           "Dapper I Guaranty" means the amended and restated
                  guaranty of payment and performance dated as of December 28, 2001 by Advance in favor of Dapper I, as such guaranty may be amended and/or confirmed from time to time.

                  (d) The definition of "Dapper II Guaranty" set forth in
         Section 1 of the Substitution Agreement is amended and restated to read as follows:






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                           "Dapper II Guaranty" means the amended and restated
                  guaranty of payment and performance dated as of December 28, 2001 by Advance in favor of Dapper II, as such guaranty may be amended and/or confirmed from time to time.

                           (e) The definition of "Dapper III Guaranty" set forth
                  in Section 1 of the Substitution Agreement is amended and restated to read as follows:

                           "Dapper III Guaranty" means the amended and restated
                  guaranty of payment and performance dated as of December 28, 2001 by Advance in favor of Dapper III, as such guaranty may be amended and/or confirmed from time to time.

                  (f) The definition of "Discount Entities" set forth in Section 1 of the Substitution Agreement is amended and restated to read as follows:

                           "Discount Entities" means, collectively, Discount,
                  Advance, Western Auto and all Affiliates of Discount, Advance or Western Auto.

                  (g) The last sentence of Section 2 of the Substitution Agreement is amended and restated to read as follows:

                           In order to facilitate such divestiture, Discount,
                  Advance, Western Auto, FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III are entering into this Agreement.

                  (h) The portion of the first sentence of Section 3(i)(x) of the Substitution Agreement immediately prior to subpart (A) is amended and restated to read as follows:

                           (x) Discount, Western Auto or Advance, as applicable,
                  shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under Section 1031 of the Tax Code,

                  (i) Section 3(i)(y) of the Substitution Agreement is amended and restated to read as follows:

                           (y) (A) Dapper I and Remainderman I shall exchange
                  and convey, pursuant to a simultaneous like-kind exchange qualifying under Section 1031 of the Tax Code, their respective interests in the Dapper I Replaced Properties to Advance or Western Auto, as directed by Discount, Western Auto or Advance, as applicable, (B) Dapper II and Remainderman II shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under Section 1031 of the Tax Code, their respective interests in the Dapper II Replaced Properties to Advance or Western Auto, as directed by Discount, Western Auto or Advance, as applicable, and (C) Dapper III and Remainderman III shall exchange and convey, pursuant to a simultaneous like-kind exchange qualifying under
                  Section 1031 of the Tax Code, their respective interests in the Dapper III Replaced Properties to Advance or Western Auto, as directed by Discount, Western Auto or Advance, as applicable;








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

                  (j) The first sentence of the first paragraph of Section 6.B of the Substitution Agreement is amended and restated to read as follows:

                           Without limiting Discount's obligation to pay all
                  costs and expenses associated with a substitution as set forth in Section 21.B. of the Master Leases, all costs of the transactions contemplated by this Agreement shall be borne by Discount, Western Auto and Advance, including, without limitation, the reasonable cost of title insurance and endorsements, reasonable survey charges, environmental insurance charges, the attorneys' fees of Discount, Western Auto and Advance, the reasonable attorneys' fees and expenses of FFC, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, the costs associated with qualifying Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III in the applicable states, mortgage taxes, transfer fees and taxes, escrow fees, recording fees and any taxes, including income taxes and/or capital gains taxes, if any, imposed on Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III with respect to the Transaction.

                  (k) The second sentence of the second paragraph of Section 6.B of the Substitution Agreement is amended and restated to read as follows:

                           Discount, Advance, Western Auto, Dapper I,
                  Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu hereby employ Title Company to act as escrow agent in connection with the Transaction.

                  (l) Section 8 of the Substitution Agreement is amended and restated to read as follows:

                           8. Representations and Warranties of Discount,
                  Western Auto and Advance. The respective representations and warranties of Discount, Western Auto and Advance contained in this Section are being made as of the date of this Agreement and the Closing Date to induce Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu to enter into this Agreement and consummate the transactions contemplated herein, and Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu have relied, and will continue to rely, upon such representations and warranties from and after the execution of this Agreement and the Closing. Each of Discount, Western Auto and Advance represents and warrants to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, FFC and Wamu as follows:

                                    A. Organization and Authority. (i) Each of
                           Discount, Western Auto and Advance is a duly organized or formed corporation, validly existing and of active status under the laws of its state of incorporation, and qualified to do business in (a) each of the respective states in which the Substitute Properties provided by the respective party are located and (b) any other state where such qualification is required except where the failure to be so qualified would not have a material adverse effect on

                           Discount, Western Auto or Advance, as the case may be. All necessary corporate action has been taken to authorize the execution, delivery and performance of this Agreement and of the other documents, instruments and agreements provided for herein.

                                    (ii) Each of Discount, Western Auto and
                           Advance is not a "foreign corporation", "foreign partnership", "foreign trust", "foreign limited liability company" or "foreign estate" as those terms are defined in the Internal Revenue Code and the regulations promulgated thereunder.

                                    (iii) The persons who have executed this
                           Agreement on behalf of Discount, Western Auto and Advance are duly authorized so to do.

                                    B. Enforceability of Documents. Upon
                           execution by Discount, Western Auto and Advance, this Agreement and the other Transaction Documents shall constitute the legal, valid and binding obligations of Discount, Western Auto and Advance, as applicable, enforceable against Discount, Western Auto and Advance, as applicable, in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium and other laws affecting the rights of creditors generally and subject to the exercise of judicial discretion in accordance with general principles of equity.

                                    C. Litigation. There are no suits, actions,
                           proceedings or investigations pending or, to the best of its knowledge, threatened against or involving Discount, Western Auto, Advance or any of the Substitute Properties before any Governmental Authority, including, without limitation, the Pending Actions, which might reasonably result in any material adverse change in the contemplated business, condition, worth or operations of Discount, Western Auto, Advance or any of the Substitute Properties.

                                    D. Absence of Breaches or Defaults. None of
                           Discount, Western Auto or Advance is in breach or default under any other document, instrument or agreement to which Discount, Western Auto or Advance is a party or by which Discount, Western Auto, Advance, any of the Substitute Properties, any of Discount's property, any of Western Auto's property or any of Advance's property is subject or bound, which breach or default could reasonably be expected to have a material adverse effect on Discount, Western Auto, Advance or any of the Substitute Properties. No "Event of Default" has occurred and is continuing under the Master Leases. The authorization, execution, delivery and performance of this Agreement and the other Transaction Documents will not result in any breach or default under any other document, instrument or agreement to which Discount, Western Auto or Advance is a party or by which Discount, Western Auto, Advance, any of the Substitute

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

                           Properties, any of Discount's property, any of Western Auto's property or any of Advance's property is subject or bound, which breach or default could reasonably be expected to have a material adverse effect on Discount, Western Auto, Advance or any of the Substitute Properties. The authorization, execution, delivery and performance of this Agreement and the other Transaction Documents will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order where the effect of such violation could reasonably be expected to have a material adverse effect on Discount, Western Auto, Advance or any of the Substitute Properties.

                                    E.  Utilities.  Each of the Substitute
                           Properties are served by adequate public utilities to permit full utilization of each of the Substitute Properties for their intended purposes and all utility connection fees and use charges will have been paid in full.

                                    F.  Intended Use and Zoning; Compliance With
                           Laws. Discount intends to use or to cause Advance to use each of the Substitute Properties solely for the operation of a Permitted Facility in accordance with the standards of operations then in effect on a system-wide basis, and related ingress, egress and parking, and for no other purposes. Each of the Substitute Properties is in material compliance with all applicable zoning requirements and the current officers of Discount, Western Auto and Advance have not received any written notice that the use of any of the Substitute Properties as a Permitted Facility constitutes a nonconforming use under applicable zoning requirements. Each of the Substitute Properties complies in all material respects with all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of any governmental agencies, departments, commissions, bureaus, boards or instrumentalities of the United States, the states in which the Substitute Properties are located and all political subdivisions thereof, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, all applicable standards of the National Board of Fire Underwriters and the Americans With Disabilities Act of 1990, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to Discount, Western Auto or Advance.

                                    G.  Area Development; Wetlands.  No
                           condemnation or eminent domain proceedings affecting any of the Substitute Properties have been commenced or, to the knowledge of the officers of Discount, Western Auto and Advance, are contemplated. To the knowledge of the officers of Discount, Western Auto and Advance, the area where any of the Substitute Properties is located has not been declared blighted by any Governmental Authority. Except as may be shown on the surveys for the Substitute Properties delivered by or on behalf of Discount, Western Auto



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                           or Advance to FFC, each of the Substitute Properties
                           and, to the knowledge of Discount's, Western Auto's or Advance's officers, the real property bordering any of the Substitute Properties is not designated by any Governmental Authority as wetlands.

                                    H.  Licenses and Permits; Access. Prior to
                           the Closing Date, Discount, Western Auto or Advance, as applicable, shall have all required licenses and permits, both governmental and private, to use and operate each of the Substitute Properties in the intended manner. There are adequate rights of access either directly or through an easement, to public roads and ways available to each of the Substitute Properties to permit full utilization of each of the Substitute Properties for its intended purpose and all such public roads and ways have been completed and dedicated to public use.

                                    I.  Condition of Properties.  Each of the
                           Substitute Properties are of good workmanship and materials, fully equipped and operational, in good condition and repair, free from structural defects, clean, orderly and sanitary, safe, well lit, attractive and well maintained.

                                    J.  Environmental. Discount, Western Auto or
                           Advance, as applicable, is fully familiar with the present use of each of the Substitute Properties. To the knowledge of the officers of Discount, Western Auto and Advance, no Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred or disposed of at or on any of the Substitute Properties, except in De Minimis Amounts or in material compliance with all applicable Environmental Laws, and no Release or Threatened Release has occurred at or on any of the Substitute Properties except such as have been remedied in compliance with all applicable Environmental Laws. To the knowledge of the officers of Discount, Western Auto and Advance, the activities, operations and business undertaken on, at or about each of the Substitute Properties, including, but not limited to, any past or ongoing alterations or improvements at each of the Substitute Properties, are and have been at all times, in material compliance with all Environmental Laws. To the knowledge of the officers of Discount, Western Auto and Advance, no further action is required to remedy any Environmental Condition directly impacting any of the Substitute Properties or violation of, or to be in compliance in all material respects with, any Environmental Laws, and no lien has been imposed on any of the Substitute Properties by any Governmental Authority in connection with any Environmental Condition, the violation or threatened violation of any Environmental Laws or the presence of any Hazardous Materials on or off any of the Substitute Properties.

                                    To the knowledge of the officers of
                           Discount, Western Auto and Advance, there is no pending or threatened litigation or proceeding before


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                           any Governmental Authority in which any person or
                           entity alleges the violation or threatened violation of any Environmental Laws on or at any of the Substitute Properties or the Release, Threatened Release or placement on or at any of the Substitute Properties of any Hazardous Materials, or of any facts which would give rise to any such action, nor has Discount, Western Auto or Advance (a) received any notice (and the officers of Discount, Western Auto and Advance have no actual knowledge) that any Governmental Authority or any employee or agent thereof has determined, threatens to determine or requires an investigation to determine that there has been a violation of any Environmental Laws at, on or in connection with any of the Substitute Properties or that there exists a Release, Threatened Release or placement of any Hazardous Materials on or at any of the Substitute Properties, or the use, handling, manufacturing, generation, production, storage, treatment, processing, transportation or disposal of any Hazardous Materials at or on any of the Substitute Properties other than such as are in material compliance with all applicable Environmental Laws or have been remedied in compliance with all applicable Environmental Laws; (b) received any notice under the citizen suit provision of any Environmental Law in connection with any of the Substitute Properties or any facilities, operations or activities conducted thereon, or any business conducted in connection therewith; or (c) received any request for inspection, request for information, notice, demand, administrative inquiry or any formal or informal complaint or claim with respect to or in connection with the violation or threatened violation of any Environmental Laws or existence of Hazardous Materials relating to any of the Substitute Properties or any facilities, operations or activities conducted thereon or any business conducted in connection therewith.

                                    To the knowledge of the officers of
                           Discount, Western Auto and Advance, the information and disclosures in the Questionnaires are true, correct and complete in all material respects. FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III and Environmental Insurer may rely on such information and disclosures, and the person or persons executing the Questionnaires were duly authorized to do so.

                                    K.  Title to Properties. Fee title to each
                           of the Substitute Properties is vested in either Discount, Western Auto or Advance, free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the Permitted Exceptions.

                                    L.  No Other Agreements and Options. Except
                           as otherwise disclosed in the title commitment or commitments with respect to the Substitute Properties, none of Discount, Western Auto, Advance or, to the knowledge of the officers of Discount, Western Auto and Advance, any of the Substitute Properties is subject to any commitment, obligation, or



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

                           agreement, including, without limitation, any right of first refusal, option to purchase or lease granted to a third party, which could or would prevent Discount, Western Auto or Advance from completing or impair Discount's, Western Auto's or Advance's ability to complete the sale of any of the Substitute Properties under this Agreement or which would bind FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III subsequent to consummation of the transaction contemplated by this Agreement.

                                   M.   No Mechanics' Liens. There are no
                           outstanding accounts payable, mechanics' liens, or rights to claim a mechanics' lien in favor of any materialman, laborer, or any other person or entity in connection with labor or materials furnished to or performed on any portion of any of the Substitute Properties that will not have been fully paid for on or before the Closing Date; no work has been performed or is in progress nor have materials been supplied to any of the Substitute Properties or agreements entered into for work to be performed or materials to be supplied to any of the Substitute Properties prior to the date hereof, which will not have been fully paid for before the date the same becomes delinquent; Discount shall be responsible for any and all claims for mechanics' liens and accounts payable that have arisen or may subsequently arise due to agreements entered into for and/or any work performed on, or materials supplied to any of the Substitute Properties prior to the Closing Date; Discount shall and does hereby agree to defend, indemnify and forever hold the Indemnified Parties harmless for, from and against any and all such mechanics' lien claims, accounts payable or other commitments relating to any of the Substitute Properties due to contracts or arrangements initiated by Discount, Western Auto, Advance or their agents.

                                   N.   Restatement of Representations,
                           Warranties and Covenants. Discount hereby reaffirms and restates in their entirety as of the date hereof and as of Closing (except for representations and warranties made with respect to a date certain) hereunder all of the representations, warranties and covenants of Discount set forth in the Sale-Leaseback Documents, as modified and amended by this Agreement. All such representations and warranties shall be and will remain true and complete as of, and all such covenants shall continue in effect subsequent to, Closing as if made and restated in full as of such time and shall survive Closing.

                           All representations and warranties of Discount,
                  Western Auto and Advance made in this Section 8 shall survive the Closing. Each of Discount, Western Auto and Advance acknowledges and agrees that Environmental Insurer may rely on the environmental representations and warranties set forth in the preceding subsection J, that Environmental Insurer is an intended third-party beneficiary of such representations and warranties and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a



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

                    breach of such representations and warranties, including, to the extent applicable, the right of subrogation.

                    (m) Section 15.F of the Substitution Agreement is amended and restated to read as follows:

                           F. Compliance With Obligations. All obligations of
                    Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance under this Agreement shall have been fully performed and complied with, and no event shall have occurred or condition shall exist which would, upon the Closing Date, or, upon the giving of notice and/or passage of time, constitute a breach or default hereunder or under the Transaction Documents, the Loan Documents or the Sale-Leaseback Documents and no event shall have occurred or condition shall exist or information shall have been disclosed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance or discovered by FFC which has had or would have a material adverse effect on any of the Substitute Properties, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance or the willingness of FFC to consummate the transaction contemplated by this Agreement, as determined by FFC in its reasonable discretion.

                    (n) Section 15.H of the Substitution Agreement is amended and restated to read as follows:

                           H. Opinion of Counsel to Dapper I, Remainderman I,
                    Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance. Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance shall have caused their respective Counsel to prepare and deliver opinions to FFC and Wamu in form and substance satisfactory to FFC and Wamu and their counsel.

                    (o) Section 15.L of the Substitution Agreement is amended and restated to read as follows:

                           L. Representations and Warranties under this
                    Agreement. All representations, warranties and covenants of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance under this Agreement shall be true and correct as of the Closing Date, and such parties shall have delivered a certificate certifying to that effect.

                    (p) The second paragraph of Section 15.O of the Substitution Agreement is amended and restated to read as follows:

                           In addition, FFC, Wamu, Dapper I, Remainderman I,
                    Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance shall execute such additional documents and/or amendments to the Sale-

         Leaseback Documents and the Loan Documents as may be reasonably required by FFC to evidence the Transaction, including, without limitation, to the extent applicable, deeds and amendments to the Master Leases (all substantially in the form of such documents executed and delivered as of February 27, 2001 in connection with the closing of the Loans and the execution of the Master Leases). Upon fulfillment or waiver of all of the above conditions, FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance, as applicable, shall deposit executed copies of the Termination and Release Documents with the Title Company with instructions to record or file such documents in the applicable recording and filing offices and the Transaction shall close in accordance with the terms and conditions of this Agreement.

         (q) Section 16.D of the Substitution Agreement is amended and restated to read as follows:

               D. Each of the following shall be deemed an event of default by Discount, Western Auto and/or Advance (each, a "Discount Event of Default"):

                    (i) If any representation or warranty of Discount, Western
               Auto or Advance set forth in this Agreement or any of the Transaction Documents is false in any material respect, when made or as of the Closing Date, or if Discount, Western Auto or Advance knowingly renders any statement or account which is false in any material respect; or

                    (ii) If Discount, Western Auto or Advance fails to observe or perform any of the covenants or obligations of this Agreement to be observed or performed by Discount, Western Auto or Advance.

               Upon the occurrence of a Discount Event of Default, each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III may exercise, at its option, concurrently, successively or in any combination, all remedies available at law or in equity (other than seeking punitive, consequential, indirect or special damages). If the Closing occurs, a Discount Event of Default shall be a default under each of the Sale-Leaseback Documents. If the Closing does not occur, the failure of Discount, Western Auto or Advance to pay the costs and expenses contemplated by Sections 6.B and 17 of this Agreement shall be a default under each of the Sale-Leaseback Documents.

         (r) Section 17 of the Substitution Agreement is amended and restated to read as follows:

               17. Indemnity. Discount, Western Auto and Advance jointly and severally agree to indemnify, hold harmless and defend FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their respective directors, officers, shareholders, employees, successors, assigns, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, servicers, mortgagees, trustees and invitees, as applicable collectively, the "Indemnified Parties"), from and against any and all losses, costs, claims, liabilities, damages and expenses (collectively, "Losses") (including, without limitation, reasonable attorneys' fees but excluding any Losses suffered by an Indemnified Party arising out of such Indemnified Party's gross negligence or willful misconduct; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of (i) Wamu's or FFC's security interests in the Replaced Properties and the Substitute Properties, as applicable, (ii) Wamu's or FFC's failure to act in respect of matters which are or were the obligation of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, as applicable, under any of the Loan Documents, or (iii) the failure of Dapper I, Dapper II or Dapper III to act in respect of matters which are or were the obligation of Discount and/or Advance under any of the Sale-Leaseback Documents), arising as a result of a breach of any of the representations, warranties, covenants, agreements or conditions of Discount, Western Auto and/or Advance set forth in this Agreement.

                  (s) The notice addresses for Discount and Advance set forth in
         Section 18.A of the Substitution Agreement are amended and restated to read as follows:

                       If to Discount:  Discount Auto Parts, Inc.
                                        c/o Advance Stores Company, Incorporated
                                        5673 Airport Road
                                        Roanoke, Virginia 24012
                                        Attention:  Jim Wade, President
                                        Telephone:        (540) 561-3325
                                        Telecopy:         (540) 561-1448

                       If to Advance or Advance Stores Company, Incorporated
                       Western Auto:    5673 Airport Road
                                        Roanoke, Virginia 24012
                                        Attention:  General Counsel
                                        Telephone:        (540) 561-3325
                                        Telecopy:         (540) 561-1448

                  (t) All references to "Discount, Advance", "Discount or Advance" and "Discount and Advance" set forth in Sections 18.E and 18.L of the Substitution Agreement shall be replaced with "Discount, Western Auto, Advance", "Discount, Western Auto or Advance" and "Discount, Western Auto and Advance", respectively.

                  (u) Section 18.F of the Substitution Agreement is amended and restated as follows:

                           F. Liability of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III. Notwithstanding anything to the contrary provided in this Agreement, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, that (i) with respect to Discount, Western Auto and Advance, there shall be absolutely no personal liability on the part of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, their successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their successors and assigns, with respect to any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, (ii) each of Discount, Western Auto and Advance waives all claims, demands and causes of action against the trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III and their successors or assigns in the event of any breach by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman
                   III of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, to be performed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, (iii) each of Discount, Western Auto and Advance shall look solely to the applicable Mortgaged Properties and Substitute
                   Properties for the satisfaction of each and every remedy of Discount, Western Auto or Advance in the event of any respective breach by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III of any of the terms, covenants and conditions of this Agreement or the other Transaction Documents, as applicable, to be performed by Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, as applicable, or any other matter in connection with this Agreement, the other Transaction Documents or any of the Mortgaged Properties or Substitute Properties, such exculpation of liability to be absolute and without any exception whatsoever, provided that, with respect to (x) affirmative acts of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, as applicable, which constitute gross negligence or intentional misconduct (it being understood and agreed that the acts of Discount, Western Auto, Advance and their respective shareholders, officers, directors, employees and agents shall not be imputed to Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III) and (y) any amounts which Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III or Remainderman III, as applicable, may be responsible for under Section 18.J, Discount, Western Auto and Advance shall have the right to look to other assets of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, as applicable, but in no event the assets of the respective trustees, members, partners, shareholders, officers, directors, employees and agents of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III, and (iv) in the event (x) Discount,
                   Western Auto, Advance, FFC and/or Wamu are unable or unwilling to satisfy their respective obligations under this Agreement and/or any conditions to Closing to be satisfied by them, or (y) any conditions to Closing to be satisfied by third parties are not satisfied, each of Discount, Western Auto, Advance, FFC and Wamu waives all claims, demands and causes of action against Dapper I, Remainderman I, Dapper
                  II, Remainderman II, Dapper III or Remainderman III with respect to this Agreement.

                           It is understood and agreed among the parties hereto
                  that whenever Discount, Western Auto and Advance have the right to look to Mortgaged Properties, Substitute Properties or other assets as set forth in this subsection 18.F, each of Discount, Western Auto and Advance shall only look to (1) the Dapper I Mortgaged Properties, the Dapper I Substitute Properties and/or the other assets of Dapper I for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Dapper I under this Agreement or the other Transaction Documents, or any other matter in connection therewith; (2) the Dapper I Mortgaged Properties, the Dapper I Substitute Properties and/or the other assets of Remainderman I for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Remainderman I under this Agreement or the other Transaction Documents, or any other matter in connection therewith; (3) the Dapper II Mortgaged Properties, the Dapper II Substitute Properties and/or the other assets of Dapper II for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Dapper II under this Agreement or the other Transaction Documents, or any other matter in connection therewith; (4) the Dapper II Mortgaged Properties, the Dapper II Substitute Properties and/or the other assets of Remainderman II for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Remainderman II under this Agreement or the other Transaction Documents, or any other matter in connection therewith; (5) the Dapper III Mortgaged Properties, the Dapper III Substitute Properties and/or the other assets of Dapper III for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Dapper III under this Agreement or the other Transaction Documents, or any other matter in connection therewith; or (6) the Dapper III Mortgaged Properties, the Dapper III Substitute Properties and/or the other assets of Remainderman III for the satisfaction of each of Discount's, Western Auto's and Advance's remedies for a breach by Remainderman III under this Agreement or the other Transaction Documents, or any other matter in connection therewith.

                  (v) Exhibit B of the Substitution Agreement is amended and restated as set forth in the attached Exhibit 1.
                                               ---------

                  (w) Exhibit C of the Substitution Agreement is amended and restated as set forth in the attached Exhibit 2.
                                               ---------

                  (x) The respective representations and warranties of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III contained in Sections 7, 9, 10, 11, 12, 13 and 14 of the Substitution Agreement, as applicable, shall be deemed to have been made to induce Western Auto to join as a party to the Substitution Agreement, and Western Auto (in addition to the relying parties identified in each of such sections) has relied, and may continue to rely, upon such representations and warranties from and after the execution of this Amendment.

         3. Representations and Warranties.  The parties hereto certify that:

                  (a) the representations and warranties of each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount and Advance, as applicable, contained in the Substitution Agreement, the Master Leases, the other Sale-Leaseback Documents and the Loan Documents, are true, correct and complete on and as of the date hereof;

                  (ii) such representations and warranties are being made and restated in full as of the date hereof to induce FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III to consummate the Substitution Transaction and each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III have relied, and will continue to rely, upon such representations and warranties made by the other parties;

                  (iii) each of FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III, Discount, Western Auto and Advance, as applicable, have performed and complied with all covenants, agreements and conditions required by the Substitution Agreement before and as of the date hereof, and

                  (iv) all documents and information delivered to FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III by Discount, Western Auto and Advance, as applicable, are true, correct and complete as of the Closing Date and there have been no material changes to such information, except as disclosed in writing to FFC, Wamu, Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III, Remainderman III .

         4. Ratification. Except as otherwise set forth in this Amendment, the Substitution Agreement is unmodified and in full force and effect. The liability of each of Dapper I, Remainderman I, Dapper II, Remainderman II, Dapper III and Remainderman III shall be limited in the same manner as provided in Section 19 of the Substitution Agreement, and such Section is incorporated herein by reference as if more fully set forth herein.

         5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        GE CAPITAL FRANCHISE FINANCE
                                        CORPORATION, a Delaware corporation,
                                        successor by merger to (i) Franchise
                                        Finance Corporation of America, as
                                        Servicer pursuant to that certain
                                        Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, (ii) FFCA Funding Corporation, and (iii) FFCA Acquisition Corporation

                                         By /s/ Andrew G. Kent
                                           -------------------------------------
                                         Printed Name  ANDREW G. KENT
                                                      --------------------------
                                         Its  Senior Vice President, Associate
                                                   General Counsel and
                                                   Assistant Secretary
                                             -----------------------------------


                                        WASHINGTON MUTUAL BANK, FA

                                        By: GE Capital Franchise Finance
                                            Corporation, a Delaware
                                            corporation, successor by merger to
                                            Franchise Finance Corporation of
                                            America, as Servicer pursuant to
                                            that certain Amended and Restated
                                            Servicing Agreement dated as of
                                            February 28, 2000 between Franchise
                                            Finance Corporation of America and
                                            Washington Mutual Bank, FA

                                         By /s/ Andrew G. Kent
                                           -------------------------------------
                                         Printed Name  ANDREW G. KENT
                                                      --------------------------
                                         Its  Senior Vice President, Associate
                                                   General Counsel and
                                                   Assistant Secretary
                                             -----------------------------------

                                        DAPPER PROPERTIES I, LLC, a Delaware
                                        limited liability company

                                        By:  Dapper Equity I, LLC, a Delaware
                                             limited liability company,
                                             its member manager

                                        By  /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name  LAURIE A. HAWKES
                                                     ---------------------------
                                        Its  Vice President
                                            ------------------------------------


                                        AUTOPAR REMAINDER I, LLC, a Delaware
                                        limited liability company

                                        By:  Autopar Remeq I, LLC, a Delaware
                                             limited liability company,
                                             its member manager

                                        By  /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name  LAURIE A. HAWKES
                                                     ---------------------------
                                        Its  Vice President
                                            ------------------------------------

                                        DAPPER PROPERTIES II, LLC, a Delaware
                                        limited liability company

                                        By:  Dapper Equity II, LLC, a Delaware
                                             limited liability company,
                                             its member manager

                                        By  /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name  LAURIE A. HAWKES
                                                     ---------------------------
                                        Its  Vice President
                                            ------------------------------------

                                        AUTOPAR REMAINDER II, LLC, a Delaware
                                        limited liability company

                                        By: Autopar Remeq II, LLC, a Delaware
                                            limited liability company,
                                            its member manager

                                        By  /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name  LAURIE A. HAWKES
                                                     ---------------------------
                                        Its  Vice President
                                            ------------------------------------

                                        DAPPER PROPERTIES III, LLC, a Delaware
                                        limited liability company

                                        By: Dapper Equity III, LLC, a Delaware
                                            limited liability company,
                                            its member manager

                                        By /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name LAURIE A. HAWKES
                                                     ---------------------------
                                        Its Vice President
                                            ------------------------------------


                                        AUTOPAR REMAINDER III, LLC, a Delaware
                                        limited liability company

                                        By: Autopar Remeq III, LLC, a Delaware
                                            limited liability company,
                                            its member manager

                                        By /s/ Laurie A. Hawkes
                                           -------------------------------------
                                        Printed Name LAURIE A. HAWKES
                                                     ---------------------------
                                        Its Vice President
                                            ------------------------------------

                                        DISCOUNT AUTO PARTS, INC.,
                                        a Florida corporation


                                        By /s/ Jeffrey T. Gray
                                           -------------------------------------
                                        Printed Name JEFFREY T. GRAY
                                                     ---------------------------
                                        Its Vice President
                                            ------------------------------------



                                        ADVANCE STORES COMPANY, INCORPORATED,
                                        a Virginia corporation


                                        By /s/ Jeffrey T. Gray
                                           -------------------------------------
                                        Printed Name JEFFREY T. GRAY
                                                     ---------------------------
                                        Its  Vice President
                                            ------------------------------------


                                        WESTERN AUTO SUPPLY COMPANY,
                                        a Delaware corporation


                                        By /s/ Jeffrey T. Gray
                                           -------------------------------------
                                        Printed Name JEFFREY T. GRAY
                                                     ---------------------------
                                        Its Vice President
                                            ------------------------------------

STATE OF ARIZONA     )
                     ) SS.
COUNTY OF MARICOPA   )

         The foregoing instrument was acknowledged before me on 12/20, 2001 by Andrew G. Kent, Sr. V.P., Assoc. Gen. Counsel & Asst. Secretary of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation, successor by merger to (i) Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, (ii) FFCA Funding Corporation, and (iii) FFCA Acquisition Corporation.

                                                          /s/ Paula M. LaCroix
                                                          ----------------------
                                                          Notary Public

My Commission Expires:                    --------------------------------------
                                                           OFFICIAL SEAL
      Jan. 1, 2003                                       PAULA M. LACROIX
--------------------------                 SEAL        NOTARY PUBLIC-ARIZONA
                                                          MARICOPA COUNTY
                                                   My Comm. Expires Jan. 1, 2003
                                          --------------------------------------

STATE OF ARIZONA     )
                     ) SS.
COUNTY OF MARICOPA   )

         The foregoing instrument was acknowledged before me on 12/20, 2001 by Andrew G. Kent, Sr. V.P., Assoc. Gen. Counsel & Asst. Secretary of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation, successor by merger to Franchise Finance Corporation of America, as Servicer pursuant to that certain Amended and Restated Servicing Agreement dated as of February 28, 2000 between Franchise Finance Corporation of America and Washington Mutual Bank, FA, on behalf of Washington Mutual Bank, FA.

                                                          /s/ Paula M. LaCroix
                                                          ----------------------
                                                          Notary Public

My Commission Expires:                    --------------------------------------
                                                           OFFICIAL SEAL
      Jan. 1, 2003                                       PAULA M. LACROIX
-------------------------                  SEAL        NOTARY PUBLIC-ARIZONA
                                                          MARICOPA COUNTY
                                                   My Comm. Expires Jan. 1, 2003
                                          --------------------------------------

STATE OF   ARIZONA          )
         -------------------
                            ) SS.
COUNTY OF  MARICOPA         )
          -----------------

         The foregoing instrument was acknowledged before me 12/20, 2001 by Laurie A. Hawkes, VP of Dapper Equity I, LLC, a Delaware limited liability company, member manager of Dapper Properties I, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                                          Lisa J. Everroad
                                                          ----------------
My Commission Expires:                                    Notary Public

____________________________
                                          -------------------------------------
                                                         OFFICIAL SEAL
                                                        LISA J. EVERROAD
STATE OF   ARIZONA          )              SEAL  Notary Public-State of Arizona
         -------------------                            MARICOPA COUNTY
                            ) SS.                My Comm. Expires Aug. 4, 2002
COUNTY OF  MARICOPA         )             -------------------------------------
          -----------------

         The foregoing instrument was acknowledged before me on 12/20 by Laurie A. Hawkes, VP of Autopar Remeq I, LLC, a Delaware limited liability company, member manager of Autopar Remainder I, LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                                          Lisa J. Everroad
                                                          ----------------
                                                          Notary Public
My Commission Expires:
                                          -------------------------------------
____________________________                             OFFICIAL SEAL
                                                        LISA J. EVERROAD
                                           SEAL  Notary Public-State of Arizona
                                                        MARICOPA COUNTY
                                                 My Comm. Expires Aug. 4, 2002
                                          -------------------------------------

STATE OF   ARIZONA          )
         -------------------
                            ) SS.
COUNTY OF  MARICOPA         )
          -----------------

         The foregoing instrument was acknowledged before me 12/20, 2001 by Laurie A. Hawkes, VP of Dapper Equity II, LLC, a Delaware limited liability company, member manager of Dapper Properties II, LLC, a Delaware limited liability company, on behalf of the limited liability company.


                                                          Lisa J. Everroad
                                                          ----------------
My Commission Expires:                                    Notary Public

____________________________            --------------------------------------
                                                         OFFICIAL SEAL
                                                       LISA J. EVERROAD
                                         SEAL   Notary Public-State of Arizona
                                                       MARICOPA COUNTY
                                                 My Comm. Expires Aug. 4, 2002
STATE OF   ARIZONA         )            --------------------------------------
         ------------------
                           ) SS.
COUNTY OF  MARICOPA        )
          -----------------

         The foregoing instrument was acknowledged before me on 12/20 by Laurie A. Hawkes, VP of Autopar Remeq II, LLC, a Delaware limited liability company, member manager of Autopar Remainder II, LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                                          Lisa J. Everroad
                                                          ----------------
                                                          Notary Public

My Commission Expires:                  --------------------------------------
                                                         OFFICIAL SEAL
____________________________                           LISA J. EVERROAD
                                         SEAL   Notary Public-State of Arizona
                                                       MARICOPA COUNTY
                                                 My Comm. Expires Aug. 4, 2002
                                        --------------------------------------

STATE OF       ARIZONA     )
          ----------------
                           ) SS.
COUNTY OF      MARICOPA    )
          ----------------

         The foregoing instrument was acknowledged before me 12/20, 2001 by Laurie A. Hawkes, VP of Dapper Equity III, LLC, a Delaware limited liability company, member manager of Dapper Properties III, LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                                          /s/ Lisa J. Everroad
                                                          ______________________
                                                          Notary Public

My Commission Expires:

____________________________




STATE OF      ARIZONA       )
          -----------------
                            ) SS.
COUNTY OF     MARICOPA      )
          -----------------

         The foregoing instrument was acknowledged before me on 12/20 by Laurie A. Hawkes, VP of Autopar Remeq III, LLC, a Delaware limited liability company, member manager of Autopar Remainder III, LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                                          /s/ Lisa J. Everroad
                                                          ______________________
                                                          Notary Public

My Commission Expires:

____________________________

STATE OF       ARIZONA       )
           -----------------
                             ) SS.
COUNTY OF      MARICOPA      )
           -----------------


         The foregoing instrument was acknowledged before me on 12/20, 2001, by Jeffrey T. Gray, VP of Discount Auto Parts, Inc., a Florida corporation, on behalf of the corporation.

                                                          /s/ Georgia L. Moraga
                                                          ----------------------
                                                          Notary Public

My Commission Expires:

____________________________

---------------------------------------
                OFFICIAL SEAL
              GEORGIA L. MORAGA
SEAL   NOTARY PUBLIC - STATE OF ARIZONA
               MARICOPA COUNTY
         My Comm. Expires Jan. 9, 2005
---------------------------------------





STATE OF       ARIZONA       )
           -----------------
                             ) SS.
COUNTY OF      MARICOPA      )
           -----------------


         The foregoing instrument was acknowledged before me on 12/20, 2001, by Jeffrey T. Gray, VP of Advance Stores Company, Incorporated, a Virginia corporation, on behalf of the corporation.

                                                          /s/ Georgia L. Moraga
                                                          ----------------------
                                                          Notary Public

My Commission Expires:

____________________________

---------------------------------------
                OFFICIAL SEAL
              GEORGIA L. MORAGA
SEAL   NOTARY PUBLIC - STATE OF ARIZONA
               MARICOPA COUNTY
         My Comm. Expires Jan. 9, 2005
---------------------------------------

STATE OF      ARIZONA        )
          ------------------
                             ) SS.
COUNTY OF     MARICOPA       )
          ------------------


         The foregoing instrument was acknowledged before me on 12/20, 2001, by Jeffrey T. Gray, VP of Western Auto Supply Company, a Delaware corporation, on behalf of the corporation.

                                                          /s/ Georgia L. Moraga
                                                          ----------------------
                                                          Notary Public

My Commission Expires:

____________________________

----------------------------------------
                 OFFICIAL SEAL
               GEORGIA L. MORAGA
 SEAL   NOTARY PUBLIC - STATE OF ARIZONA
                MARICOPA COUNTY
          My Comm. Expires Jan. 9, 2005
----------------------------------------

                                    Exhibit 1
                                    ---------

                                    EXHIBIT B

                       DESCRIPTION OF REPLACED PROPERTIES

                                    Dapper I

----------------------------------------------------------------------------------------------------------------
   FFC            Cont         Unit
----------------------------------------------------------------------------------------------------------------
 File #            #             #          Street                               CITY                   STATE
----------------------------------------------------------------------------------------------------------------
8001-2238          7327        358      3635 Saint Stephens Rd                   Prichard                 AL
----------------------------------------------------------------------------------------------------------------
8001-2268          7357        309      706 E. 1st Street                        Vidalia                  GA
----------------------------------------------------------------------------------------------------------------
8001-2281          7370        331      513 N Houston Rd                         Warner Robins            GA
----------------------------------------------------------------------------------------------------------------
8001-2287          7376        344      512 E Screven St                         Quitman                  GA
----------------------------------------------------------------------------------------------------------------
8001-2310          7399        653      3005 W US Highway 90                     Gautier                  MS
----------------------------------------------------------------------------------------------------------------
8001-2317          7406        668      325 US Highway 51                        Ridgeland                MS
----------------------------------------------------------------------------------------------------------------

                                    Dapper II

----------------------------------------------------------------------------------------------------------------
   FFC            Cont        Unit
----------------------------------------------------------------------------------------------------------------
  File #           #            #           Street                               CITY                   STATE
----------------------------------------------------------------------------------------------------------------
8001-2239          7328        359     969 N Daleville Ave                       Daleville                AL
----------------------------------------------------------------------------------------------------------------
8001-2241          7330        364     7640 Moffat Rd                            Mobile                   AL
----------------------------------------------------------------------------------------------------------------
8001-2262          7351        302     1406 E Jackson St                         Thomasville              GA
----------------------------------------------------------------------------------------------------------------
8001-2271          7360        315     3220 Mercer University Dr                 Macon                    GA
----------------------------------------------------------------------------------------------------------------
8001-2272          7361        316     1386 Rocky Creek Rd                       Macon                    GA
----------------------------------------------------------------------------------------------------------------
8001-2277          7366        324     2541 Bemiss Rd                            Valdosta                 GA
----------------------------------------------------------------------------------------------------------------
8001-2284          7373        339     701 N Slappey Blvd                        Albany                   GA
----------------------------------------------------------------------------------------------------------------
8001-2296          7385        426     2148 Fairburn Rd                          Douglasville             GA
----------------------------------------------------------------------------------------------------------------
8001-2320          7409        671     205 W Northside Dr                        Jackson                  MS
----------------------------------------------------------------------------------------------------------------
8001-2332          7421        376     205 Chasteen Dr                           Walterboro               SC
----------------------------------------------------------------------------------------------------------------

                                   Dapper III

----------------------------------------------------------------------------------------------------------------
    FFC           Cont        Unit
----------------------------------------------------------------------------------------------------------------
   File #           #           #           Street                               CITY                   STATE
----------------------------------------------------------------------------------------------------------------
8001-2261          7350        301     1503 E Shotwell St                        Bainbridge               GA
----------------------------------------------------------------------------------------------------------------
8001-2264          7353        304     3024 Cypress Mill Rd                      Brunswick                GA
----------------------------------------------------------------------------------------------------------------
8001-2267          7356        308     705 Lamar St                              Americus                 GA
----------------------------------------------------------------------------------------------------------------
8001-2309          7398        652     4217 Maine St                             Moss Point               MS
----------------------------------------------------------------------------------------------------------------
8001-2312          7401        657     11422 US Highway 49 N                     Gulfport                 MS
----------------------------------------------------------------------------------------------------------------







05-102400.03

                                    Exhibit 2
                                    ---------

                                    EXHIBIT C

                      DESCRIPTION OF SUBSTITUTE PROPERTIES

                                    Dapper I

-----------------------------------------------------------------------------------------------------------------------
FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
-----------------------------------------------------------------------------------------------------------------------
8001-3477        D105082      1939 NW Topeka Blvd.               Topeka             KS               8001-2238
-----------------------------------------------------------------------------------------------------------------------
8001-3480        D105135      500 SE State Route 291             Lees Summit        MO               8001-2268
-----------------------------------------------------------------------------------------------------------------------
8001-3483        D101346      162 Elm Street                     Milford            NH               8001-2317
-----------------------------------------------------------------------------------------------------------------------
8001-3476        D102289      2202 East Kansas Avenue            Garden City        KS               8001-2281
---------------- ------------ ---------------------------------- ------------------ --------- -------------------------
8001-3495        D101882      1145 West North Street             Lima               OH               8001-2287
-----------------------------------------------------------------------------------------------------------------------
8001-3496        D106848      1406 Kenneth Road                  York               PA               8001-2310
-----------------------------------------------------------------------------------------------------------------------

                                    Dapper II

-----------------------------------------------------------------------------------------------------------------------
FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
-----------------------------------------------------------------------------------------------------------------------
8001-3478        D101995      9782 St. Charles Rock Road         Breckenridge       MO               8001-2239
                                                                 Hills
-----------------------------------------------------------------------------------------------------------------------
8001-3479        D103049      999 E Gannon Drive                 Festus             MO               8001-2272
-----------------------------------------------------------------------------------------------------------------------
8001-3481        D101996      9846 W. Florissant Ave             St. Louis          MO               8001-2320
-----------------------------------------------------------------------------------------------------------------------
8001-3485        D101334      23373 US Hwy 23 S                  Circleville        OH               8001-2271
-----------------------------------------------------------------------------------------------------------------------
8001-3486        D101668      3969 Salem Ave                     Dayton             OH               8001-2332
-----------------------------------------------------------------------------------------------------------------------
8001-3488        D107141      2720 Curtice Road                  Northwood          OH               8001-2296
-----------------------------------------------------------------------------------------------------------------------
8001-3490        D101836      12955 Frankstown Road              Penn Hills         PA               8001-2241
-----------------------------------------------------------------------------------------------------------------------
8001-3491        D108859      1488 W. Mason Street               Green Bay          WI               8001-2284
-----------------------------------------------------------------------------------------------------------------------
8001-3493        D103278      5124 Hinkleville Road              Paducah            KY               8001-2262
-----------------------------------------------------------------------------------------------------------------------
8001-3494        D101965      1260 Jennings Station Road         St. Louis          MO               8001-2277
-----------------------------------------------------------------------------------------------------------------------

                                   Dapper III

-----------------------------------------------------------------------------------------------------------------------
FFC File #       Unit #       Street                             City               State     Corresponding Replaced
                                                                                              Property
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
8001-3474        D104997      3317 Agency Street                 Burlington         IA               8001-2267
-----------------------------------------------------------------------------------------------------------------------
8001-3475        D101945      2602 Washington Avenue             Alton              IL               8001-2309
-----------------------------------------------------------------------------------------------------------------------
8001-3482        D102158      3510 Gravois Ave                   St. Louis          MO               8001-2312
-----------------------------------------------------------------------------------------------------------------------
8001-3487        D101490      2636 S. Smithville Road            Dayton             OH               8001-2261
-----------------------------------------------------------------------------------------------------------------------
8001-3489        D101360      3210 Library Road                  Castle Shannon     PA               8001-2264
-----------------------------------------------------------------------------------------------------------------------